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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                        ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934



         Date of Report (Date of earliest event reported): July 5, 1996





                            OLYMPIC FINANCIAL LTD.
                         as Servicer with respect to
                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     33-97608                 41-1840460
- ------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS employer
    of incorporation)               file number)            identification No.)


      7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
      ---------------------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:       (612) 942-9880
                                                    --------------------------


                               Not Applicable
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report




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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Pursuant to the Sale and Servicing Agreement, dated as of June 1, 1996 (the "Agreement"), among Olympic Automobile Receivables
          Trust, 1996-B (the "Trust"), as Issuer, Olympic Receivables
          Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account and to the Certificate Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the
          "Noteholders") and to the holders of certificates representing interests in the Trust (the "Certificateholders"), respectively, and Mellon Bank, not in its individual capacity but as Owner Trustee (the "Owner Trustee"), delivered to Certificateholders and the Indenture Trustee delivered to Noteholders, respectively, statements required by Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and the Owner Trustee pursuant to Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Financial statements of businesses acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.

          (c)   Exhibits.

                The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.      Description
                -----------      -----------

                   99.1 Servicer's Certificate, dated July 15, 1996, delivered to the Trustee


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 1996                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST,
                                       1996-B

                                       By  OLYMPIC FINANCIAL LTD.,
                                           as Servicer with respect to Olympic
                                           Automobile Receivables Trust, 1996-B

                                       By: /s/ Brian S. Anderson
                                           ------------------------------------
                                           Brian S. Anderson
                                           Senior Vice President and Corporate
                                           Controller


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                                INDEX TO EXHIBITS



Exhibit Number                                                          Page
- --------------                                                          ----

     99.1          Servicer's Certificate, dated July 15, 1996,            6
                   delivered to the Trustee